Humana Inc.			Page 1 of 9
In thousands

	March 31,		Percent
Ending Medical Membership	2003	2002	Difference	Change

Commercial:
Fully insured	2,348.8	2,332.4	16.4	0.7
ASO	654.6	621.8	32.8	5.3
Total Commercial	3,003.4	2,954.2	49.2	1.7

Government:
Medicare+Choice	327.1	363.7	(36.6)	(10.1)
Medicaid	491.4	476.8	14.6	3.1
TRICARE	1,752.5	1,742.3	10.2	0.6
TRICARE ASO	1,050.8	997.9	52.9	5.3
Total Government	3,621.8	3,580.7	41.1	1.1
Total ending medical membership	6,625.2	6,534.9	90.3	1.4

	March 31,			Percent
Ending Specialty Membership	2003	2002	Difference	Change

Commercial:
Dental-fully insured	741.7	786.8	(45.1)	(5.7)
Dental-ASO	367.9	306.5	61.4	20.0
Total Dental	1,109.6	1,093.3	16.3	1.5
Group life	519.0	542.1	(23.1)	(4.3)
Short-term disability	21.5	23.9	(2.4)	(10.0)
Total ending specialty membership	1,650.1	1,659.3	(9.2)	(0.6)

			Three months ended
			March 31,
Premiums			2003	2002

Commercial:
Fully insured medical			$1,536,953	$1,343,261
Specialty			78,603	82,727
Total Commercial			1,615,556	1,425,988

Government:
Medicare+Choice			635,842	672,186
Medicaid			121,230	111,253
TRICARE			470,321	432,385
Total Government			1,227,393	1,215,824
Total premiums			$2,842,949	$ 2,641,812

			Three months ended
			March 31,
Administrative services fees			2003	2002

Commercial			$ 29,590	$ 25,147
Government			31,546	39,866
Total Administrative services fees			$ 61,136	$ 65,013

Humana Inc.				Page 2 of 9
Dollars in thousands, except per share results
	-----------------Three months ended----------------------

			Adjusted
	March 31,	Restructuring	March 31,	March 31,
Consolidated Statement of Income	2003	Charge	2003	2002
Revenues:
Premiums	$ 2,842,949	$ -	$ 2,842,949	$ 2,641,812
Administrative services fees	61,136	-	61,136	65,013
Investment income	25,817	-	25,817	24,308
Other income	1,814	-	1,814	1,449
Total revenues	2,931,716	-	2,931,716	2,732,582
Operating Expenses:
Medical	2,371,434	-	2,371,434	2,194,539
Selling, general and administrative	447,045	-	447,045	435,064
Depreciation	27,209	-	27,209	25,865
Other intangible amortization	3,931	-	3,931	3,931
Restructuring charge	30,760	(30,760)	-	-
Total operating expenses	2,880,379	(30,760)	2,849,619	2,659,399
Income from operations	51,337	30,760	82,097	73,183
Interest expense	3,935	-	3,935	4,404
Income before income taxes	47,402	30,760	78,162	68,779
Provision for income taxes	16,172	11,966	28,138	22,009
Net Income	$ 31,230	$ 18,794	$ 50,024	$ 46,770

Basic earnings per common share	$ 0.20	$ 0.12	$ 0.32	$ 0.28
Diluted earnings per common share	$ 0.19	$ 0.12	$ 0.31	$ 0.28

Shares used in basic earnings per common share computation (000)	157,739	157,739	157,739	164,255
Shares used in diluted earnings per common share computation (000)	161,406	161,406	161,406	167,704

Key Ratios
Medical expense ratio
Commercial	81.3%	-	81.3%	81.9%
Government	86.2%	-	86.2%	84.5%
Total	83.4%	-	83.4%	83.1%

Selling, general, and administrative expense ratio
Commercial	16.8%	-	16.8%	17.6%
Government	13.6%	-	13.6%	14.3%
Total	15.4%	-	15.4%	16.1%

Humana Inc.				Page 3 of 9
Dollars in thousands, except per share results

	----------------Three months ended----------------

			Adjusted
	March 31,	Restructuring	March 31,	March 31,
Operating Results by Segment	2003	Charge	2003	2002
Commercial:
Income before income taxes	$ 37,239	$ 17,852	$ 55,091	$ 26,095
Interest expense	3,063	-	3,063	3,059
Depreciation and amortization	19,228	-	19,228	17,167
Commercial EBITDA*	59,530	17,852	77,382	46,321
Government:
Income before income taxes	10,163	12,908	23,071	42,684
Interest expense	872	-	872	1,345
Depreciation and amortization	11,912	-	11,912	12,629
Government EBITDA*	22,947	12,908	35,855	56,658
Consolidated:
Income before income taxes	47,402	30,760	78,162	68,779
Interest expense	3,935	-	3,935	4,404
Depreciation and amortization	31,140	-	31,140	29,796
Consolidated EBITDA*	$ 82,477	$ 30,760	$ 113,237	$ 102,979

*

EBITDA represents earnings (including investment and other income) before interest expense, income taxes, depreciation and amortization. EBITDA is not a measure under accounting principles generally accepted in the United States and may not be similar to EBITDA measures of other companies. EBITDA also is a measure commonly used by analysts, investors and other interested parties in the health care industry. We believe EBITDA is an important indicator of the cash content of the Company's operating income, and as such the quality of net income.

Humana Inc.		Page 4 of 9
Dollars in thousands, except per share results

	March 31,	December 31,
Consolidated Balance Sheets	2003	2002
Assets
Current assets:
Cash and cash equivalents	$ 532,652	$ 721,357
Investment securities	1,411,356	1,405,833
Receivables, net:
Premiums	472,972	348,562
Administrative services fees	55,726	68,316
Other	258,481	250,857
Total current assets	2,731,187	2,794,925

Property and equipment, net	423,465	459,842

Other assets:
Long-term investment securities	312,517	288,724
Goodwill	776,874	776,874
Other	185,144	279,665
Total other assets	1,274,535	1,345,263
Total assets	$ 4,429,187	$ 4,600,030
Liabilities and Stockholders' Equity
Current liabilities:
Medical and other expenses payable	$ 1,226,043	$ 1,142,131
Trade accounts payable and accrued expenses	512,723	552,689
Book overdraft	84,579	94,882
Unearned premium revenues	117,604	335,757
Short-term debt	265,000	265,000
Total current liabilities	2,205,949	2,390,459
Long-term debt	334,328	339,913
Other long-term liabilities	268,131	263,184
Total liabilities	2,808,408	2,993,556
Commitments and contingencies
Stockholders' equity:
Preferred stock, $1 par; 10,000,000 shares authorized; none issued	-	-
Common stock, $0.16 2/3 par; 300,000,000 shares authorized;
171,371,759 shares issued at March 31, 2003 and 171,334,893shares issued at December 31, 2002	28,562	28,556
Capital in excess of par value	931,460	931,089
Retained earnings	752,107	720,877
Accumulated other comprehensive income	23,257	22,455
Unearned restricted stock compensation	(3,961)	(6,516)
Treasury stock, at cost, 10,584,719 shares at March 31, 2003 and 8,362,537 shares at December 31, 2002	(110,646)	(89,987)
Total stockholders' equity	1,620,779	1,606,474
Total liabilities and stockholders' equity	$ 4,429,187	$ 4,600,030

Debt to total capitalization ratio	27.0%	27.4%

Humana Inc.	Page 5 of 9
Dollars in thousands

	Three months ended
	March 31,
Consolidated Statements of Cash Flows	2003	2002
Cash flows from operating activities
Net income	$ 31,230	$ 46,770
Adjustments to reconcile net income to net cash provided by operating activities:

Non-cash restructuring charge	30,760	-
Depreciation and amortization	31,140	29,796
Provision for deferred income taxes	3,646	12,880
Changes in operating assets and liabilities excluding effects of acquisitions and divestitures:
Receivables	(48,553)	(45,810)
Other assets	5,685	(2,398)
Medical and other expenses payable	83,912	63,977
Other liabilities	(29,012)	(10,804)
Unearned premium revenues	(218,153)	(237,758)
Other	1,115	3,210
Net cash used in operating activities	(108,230)	(140,137)
Timing of Medicare+Choice premium payment from CMS	205,755	216,628
Normalized net cash provided by operating activities	97,525	76,491

Cash flows from investing activities
Purchases of property and equipment, net	(21,634)	(31,256)
Purchases of marketable securities	(1,545,241)	(425,135)
Proceeds from maturities of marketable securities	196,923	115,954
Proceeds from sales of marketable securities	1,320,246	303,896
Net cash used in investing activities	(49,706)	(36,541)

Cash flows from financing activities
Debt issue costs	(153)	(559)
Change in book overdraft	(10,303)	10,673
Common stock repurchases	(20,817)	-
Other	504	1,026
Net cash (used in) provided by financing activities	(30,769)	11,140

Decrease in cash and cash equivalents	(188,705)	(165,538)
Cash and cash equivalents at beginning of period	721,357	651,420
Cash and cash equivalents at end of period	$ 532,652	$ 485,882

Humana Inc.									Page 6 of 9

Percentage of Ending Membership Under Capitation Arrangements

	Commercial Segment			Government Segment					Consol.
	Fully		Total	Medicare+			TRICARE	Total	Total
	Insured	ASO	Segment	Choice	Medicaid	TRICARE	ASO	Segment	Medical
March 31, 2003

Capitated HMO hospital system based A	6.3%	-	4.9%	12.9%	2.5%	-	-	1.5%	3.0%

Capitated HMO physician group based A	3.2%	-	2.5%	2.0%	56.2%	-	-	7.8%	5.4%
Risk-sharing B	3.1%	-	2.4%	47.8%	33.9%	-	-	8.9%	6.0%
All other membership	87.4%	100.0%	90.2%	37.3%	7.4%	100.0%	100.0%	81.8%	85.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

March 31, 2002

Capitated HMO hospital system based A	6.7%	-	5.3%	13.3%	2.2%	-	-	1.6%	3.3%

Capitated HMO physician group based A	4.1%	-	3.2%	4.1%	57.6%	-	-	8.1%	5.9%
Risk-sharing B	3.2%	-	2.5%	45.7%	34.3%	-	-	9.2%	6.2%
All other membership	86.0%	100.0%	89.0%	36.9%	5.9%	100.0%	100.0%	81.1%	84.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

A

In a limited number of circumstances, we contract with hospitals and physicians to accept financial risk for a defined set of HMO membership. In transferring this risk, we prepay these providers a monthly fixed-fee per member to coordinate substantially all of the medical care for their capitated HMO membership, including some health benefit administrative functions and claims processing. For these capitated HMO arrangements, we generally agree to reimbursement rates that target a medical expense ratio ranging from 82% to 89%. Providers participating in hospital-based capitated HMO arrangements generally receive a monthly payment for all of the services within their system for their HMO membership. Providers participating in physician-based capitated HMO arrangements generally have subcontracted directly with hospitals and specialist physicians, and are responsible for reimbursing such hospitals and physicians for services rendered to their HMO membership.

B

In some circumstances, we contract with physicians under risk-sharing arrangements whereby physicians have assumed some level of risk for all or a portion of the medical costs of their HMO membership. Although these arrangements do include capitation payments for services rendered, we process substantially all of the claims under these arrangements.

Humana Inc.				Page 7 of 9

Medical Claim Reserves - Details and Statistics

	Change in medical and other expenses payable:

	The change in medical and other expenses payable is summarized as follows:

		For the Three	For the Twelve
		Months Ended	Months Ended
		March 31, 2003	December 31, 2002
	Balances at January 1	$ 1,142,131	$ 1,086,386

	Incurred related to:
	Current year	2,425,464	9,125,915
	Prior years - TRICARE	(18,890)	25,685	(1)
	Prior years - non-TRICARE (2)	(35,140)	(13,404)
	Total incurred	2,371,434	9,138,196

	Paid related to:
	Current year	(1,403,792)	(8,002,610)
	Prior years	(883,730)	(1,079,841)
	Total paid	(2,287,522)	(9,082,451)

	Balances at end of period	$ 1,226,043	$ 1,142,131

(1)

Changes in estimates of medical expenses payable for TRICARE may result from issues that entitle us to additional revenues derived from change orders or the bid price adjustment process, which was the case with substantially all of the unfavorable development for prior periods recognized during 2002.

(2)

Changes in estimates of non-TRICARE incurred claims for prior years recognized during 2003 and 2002 related primarily to our commercial lines of business. The impact of any reduction of "incurred related to prior years" claims may be offset as we re-establish the "incurred related to current year". Our reserving practice is to consistently recognize the actuarial best estimate of our ultimate liability for our claims within a level of confidence required to meet actuarial standards. Thus, only when the release of a prior year reserve is not offset with the same level of conservatism in estimating the current year reserve will the redundancy reduce medical expense. We believe we have consistently applied this methodology in determining our best estimate for unpaid claims liability in each period.

Humana Inc.							Page 8 of 9
Dollars in thousands

Medical Claim Reserves - Details and Statistics

Medical and Other Expenses Payable Detail:
					March 31,	December 31,
					2003	2002
A	IBNR and other medical expenses payable				$ 703,910	$ 650,606
B	TRICARE IBNR				232,249	212,826
C	TRICARE other medical expenses payable				30,055	37,793
D	Unprocessed claim inventories				99,000	92,300
E	Processed claim inventories				118,300	105,422
F	Payable to pharmacy benefit administrator				42,529	43,184
	Total medical and other expenses payable				$ 1,226,043	$ 1,142,131

A

IBNR represents an estimate of medical expenses payable for claims incurred but not reported (IBNR) at the balance sheet date. The level of IBNR is primarily impacted by membership levels, medical claim trends and the receipt cycle time which represents the length of time between when a claim is initially incurred and when the claim form is received (i.e. a shorter time span results in lower reserves for claims IBNR).

B	TRICARE IBNR has increased primarily due to an increase in claim inventories at our third party claim administrator for claims not submitted electronically.
C

TRICARE other medical expense payable may include liabilities to subcontractors and/or risk share payables to the Department of Defense. The level of these balances may fluctuate from period to period due to the timing of payment (cutoff) and whether or not the balances are payables or receivables (receivables from the Department of Defense are classified as "receivables" in our balance sheet).

D

Unprocessed claim inventories represent the estimated valuation of claims received but not yet fully processed. TRICARE claim inventories are not included in this amount as an independent third party administrator processes all TRICARE medical claims on our behalf. Reserves for TRICARE claims inventory are included in TRICARE IBNR.

E

Processed claim inventories represent the estimated valuation of processed claims that are in the post claim adjudication process, which consists of administrative functions such as audit and check batching and handling.

F	The balance due to our pharmacy benefit administrator fluctuates due to bi-weekly payments and the month-end cutoff.

Receipt Cycle Time:

Due to increasing electronic connectivity and other efficiencies gained by our providers with regards to the claim submission process, the average length of time between when a claim was initially incurred and when the claim form was received has generally shortened over the past several years. Below is a summary:

		Average # of Days from Incurred Date to Receipt Date (1)
		2003	2002	Change	% Change
	1st Quarter Average	17.1	19.0	(1.9)	-10.0%
	2nd Quarter Average	-	18.1	n/a	n/a
	3rd Quarter Average	-	17.3	n/a	n/a
	4th Quarter Average	-	16.9	n/a	n/a
	Full Year Average	17.1	17.8	(0.7)	-3.9%

	(1) Receipt cycle time data for our 2 largest claim processing platforms representing approximately 90% of our claims volume.

Humana Inc.							Page 9 of 9

Medical Claim Reserves - Details and Statistics

Unprocessed Claim Inventories:
The estimated valuation and number of claims on hand that are yet to be processed are as follows:

	Estimated		Number
	Valuation	Claim Item	of Days
Date	(000)	Counts	On Hand

12/31/2001	$ 125,400	518,100	5.0
03/31/2002	$ 121,000	559,600	5.2
06/30/2002	$ 110,300	513,100	4.8
09/30/2002	$ 108,800	496,200	4.8
12/31/2002	$ 92,300	424,200	4.1
03/31/2003	$ 99,000	421,700	4.0

Days in Claims Payable (Quarterly):

A common metric for monitoring medical claim reserve levels relative to the medical claim expenses is days in claims payable, or DCP, which represents the medical claim liabilities at the end of the period divided by average medical expenses per day in the quarterly period. Since we have some providers under capitation payment arrangements (which do not require a medical claim IBNR reserve), we have also summarized this metric excluding capitation expenses.

	Days			DCP
	in Claims	Annual		Excluding	Annual
Quarter Ended	Payable (DCP)	Change	% Change	Capitation	Change	% Change
12/31/2001	47.4	(3.9)	-7.6%	57.1	(4.4)	-7.2%
03/31/2002	47.2	(2.3)	-4.6%	56.2	(3.4)	-5.7%
06/30/2002	46.8	(3.1)	-6.2%	55.3	(4.7)	-7.8%
09/30/2002	46.6	(2.5)	-5.1%	55.3	(3.9)	-6.6%
12/31/2002	45.2	(2.2)	-4.6%	53.3	(3.8)	-6.7%
03/31/2003	46.5	(0.7)	-1.5%	54.7	(1.5)	-2.7%

This metric fluctuates due to all of the issues reviewed above, including the change in the receipt cycle time, the change in medical claim inventories, the change in TRICARE liability balances, and the timing of our bi-weekly payment to our pharmacy benefits administrator. An annual recap follows:

				2003	2002
4th quarter-prior year				45.2	47.4
Impact of change in claim receipt cycle time				0.3	(2.6)
Impact of change in unprocessed claim inventories				0.3	(1.3)
Impact of changing TRICARE reserve balances				0.7	0.3
Impact of change in pharmacy payment cutoff				-	0.7
All other				-	0.7
Year to date-current year				46.5	45.2